UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934



       Date of Report (Date of earliest event reported) FEBRUARY 18, 2005

                              BRAVO RESOURCES LTD.
             (Exact name of registrant as specified in its charter)

            NEVADA                    333-106144            98-0392022
(State or other jurisdiction of      (Commission           (IRS Employer
        incorporation)               File Number)        Identification No.)

                 13372 - 68 AVENUE, SURREY, B.C. V3W 2E7 CANADA
               (Address of principal executive offices) (Zip Code)

        Registrant's telephone number, including area code (604) 719-2219

                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

ITEM 5.03    AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL
             YEAR

Bravo Resources Ltd. filed a Certificate of Change Pursuant to NRS 78.209, which will increase the number of its authorized shares of common stock from 50,000,000 to 150,000,000 effective February 28, 2005.

ITEM 8.01    OTHER EVENTS

Shareholders will receive two shares of common stock for each share owned as of the record date of February 18, 2005.

ITEM 9.01    FINANCIAL STATEMENTS AND EXHIBITS

Exhibits:

REGULATION
S-B NUMBER                         DOCUMENT

  3.1          Certificate of Change Pursuant to NRS 78.209

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     BRAVO RESOURCES LTD.


February 18, 2005                    By:  /s/ DANIEL SAVINO
                                        ----------------------------------------
                                         Daniel Savino, President



















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